Massachusetts Investors Growth Stock Fund

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are primarily responsible for the day-to-day management of the fund.

Portfolio Managers                  Primary Role            Since     Title and Five Year History
Stephen Pesek                    Portfolio Manager          1999      Senior Vice President of MFS; employed in the
                                                                      investment management area of MFS since 1994.

S. Irfan Ali                     Portfolio Manager          2003      Senior Vice President of MFS; employed in the
                                                                      investment management area of MFS since 1993.

Maureen H. Pettirossi            Portfolio Manager        December    Vice President of MFS; employed in the
                                                            2005      investment  management  area of MFS  since  2002;
                                                                      Senior Securities Analyst of Wilke/Thompson
                                                                      Capital Management prior to 2002.


                The date of this Supplement is December 6, 2005.